SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

MILLER EXPLORATION COMPANY

(Exact Name of Registrant as Specified in Its Charter)

0-23431

(Commission File Number)

Delaware	38-3379776
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3104 Logan Valley Road, Traverse City, Michigan	49685-0348
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (231) 941-0004

Not Applicable

(Former name or former address, if changed since last proxy)

Item 12. Results of Operations and Financial Condition

On November 11, 2003, Miller Exploration Company issued a press release announcing financial results for the three and nine months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1

(c) Exhibits.

99.1	Press Release dated November 11, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MILLER EXPLORATION COMPANY (Registrant)

By:	/S/ DEANNA L. CANNON

Deanna L. Cannon Chief Financial Officer

Date: November 12, 2003